                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 23, 1997
                                 Date of Report
                       (Date of earliest event reported)

                      LONE STAR INTERNATIONAL ENERGY, INC.
             (Exact name of registrant as specified in its charter)


        NEVADA                       0-17244                     87-0434288
(State or other jurisdiction       (Commission                 (IRS Employer
  of incorporation)                File Number)              Identification No.)


                           200 PALO PINTO, SUITE 108
                            WEATHERFORD, TEXAS 76086
               (Address of principal executive offices) (Zip Code)

                                 (817) 598-0542
               Registrant's telephone number, including area code

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of business acquired.

                          INDEPENDENT AUDITOR'S REPORT

To Lone Star International Energy, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses of the Northridge Properties for the years ended December 31, 1996 and 1995. These statements of revenues and direct operating expenses are the responsibility of Lone Star International Energy, Inc.'s management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Northridge Properties for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


                                  /s/  DAVIS, KINARD & CO., P.C.

                                  DAVIS, KINARD & CO., P.C.


Abilene, Texas,
May 20, 1997.

                             NORTHRIDGE PROPERTIES

             STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                     YEARS ENDED DECEMBER 31, 1996 AND 1995
                     AND THREE MONTHS ENDED MARCH 31, 1997


                                         (UNAUDITED)
                                             1997          1996           1995
                                          ----------    ----------     ----------
REVENUES:
   Oil                                    $   16,915    $   71,757     $  101,671
   Gas                                        33,700       159,790        179,970
                                          ----------    ----------     ----------

      Total revenues                          50,615       231,547        281,641
                                          ----------    ----------     ----------

DIRECT OPERATING EXPENSES:
   Production and other expenses              71,040       324,986        370,067
   Production taxes                            3,083        14,103         17,887
                                          ----------    ----------     ----------

      Total direct operating expenses         74,123       339,089        387,954
                                          ----------    ----------     ----------

EXCESS (DEFICIT) OF REVENUES OVER
   DIRECT OPERATING EXPENSES                 (23,508)   $ (107,542)    $ (106,313)
                                          ==========    ==========     ==========




The accompanying notes are an integral part of this financial statement.

                             NORTHRIDGE PROPERTIES

         NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                     YEARS ENDED DECEMBER 31, 1996 AND 1995




Note 1: BASIS OF PRESENTATION

     On April 16, 1997, Lone Star International Energy, Inc. (LSIE) entered into agreements with Northridge Oil Company, Northridge LLC and Oil Fund 100 LLC, to acquire certain oil and gas producing properties (Northridge Properties) and certain other assets in exchange for 1,100,000 shares of LSIE restricted common stock valued at $3,025,000. The shares received by the respective entities are as follows:

                  Northridge Oil Company           730,489
                  Northridge LLC                   169,511
                  Oil Fund 100 LLC                 200,000
                                                 ---------
                  Total                          1,100,000
                                                 =========

     The Northridge Properties consists of interests in approximately 33 operated leases in Texas.

     The accompanying statements of revenues and direct operating expenses do not include general and administrative expense, interest income or expense, a provision for depreciation, depletion and amortization or any provision for income taxes because the property interests acquired represent only a portion of the respective businesses and the costs incurred by the respective companies are not necessarily indicative of the costs to be incurred by LSIE. The accompanying statements of revenues and direct operating expenses are presented for the calendar years ended December 31, 1996 and 1995.

     Historical financial information reflecting financial position, results of operations, and cash flows of the Northridge Properties is not presented because the acquisition cost was assigned to the oil and gas property interests and other assets acquired. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

                             NORTHRIDGE PROPERTIES

         NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                     YEARS ENDED DECEMBER 31, 1996 AND 1995




Note 2: FIXED ASSETS ACQUIRED

     In addition to the oil and gas interests acquired the following assets and notes payable were also acquired.

                               Asset       Note Payable        Net Value
                            -----------  ----------------   --------------
            Building        $    35,000  $         31,873   $        3,127
            Vehicle              14,505            13,632              873
            Inventory            25,000                             25,000
                            -----------  ----------------   --------------
            Total           $    74,505  $         45,505   $       29,000
                            ===========  ================   ==============

Note 3: SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Reserve information presented below has been estimated by management using January 1, 1997 prices and costs. Proved reserves are estimated quantities of crude oil and natural gas which, based on geologic and engineering data, are estimated to be reasonably recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. The Company anticipates reworking the leases to increase the production of the properties. Because of inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available.

     All reserves are proved developed. The proved developed oil and gas reserves at December 31, 1996 are as follows:

                                       Oil (Bbls)       Gas (Mcf)
                                       ----------       ---------
     Proved developed reserves            178,479       2,537,102


     Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

     The standardized measure of discounted future net cash flows (Standardized Measure) is prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of period end prices for oil and gas and period end costs for estimated future development and production expenditures to produce period end estimated proved reserves. Discounted future cash flows

                             NORTHRIDGE PROPERTIES

         NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                     YEARS ENDED DECEMBER 31, 1996 AND 1995




     are calculated using a 10% discount rate.


Note 3: SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED) - (continued)


     The Standardized Measure does not represent the Company's estimate of future net cash flows or the value of proved oil and gas reserves. Furthermore, period end prices, used to determine the Standardized Measure, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

     The Standardized Measure at January 1, 1997, is as follows:

      Future cash inflows                             $ 8,643,775
      Future production costs                          (2,356,775)
                                                      -----------
      Future net cash flows                             6,287,000
      10% annual discount                              (2,400,399)
                                                      -----------
      Discounted net cash flows                       $ 3,886,601
                                                      ===========

ITEM 7.(B)       PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma combined condensed financial statements give effect to the April 1, 1997 acquisition by Lone Star International Energy, Inc. (Company), of certain oil and gas producing properties in exchange for 1,100,000 shares of unregistered Rule 144 Restricted Shares of Lone Star International Energy, Inc. common stock.

The pro forma combined condensed balance sheet gives effect to the acquisition of the oil and gas properties as if it had been consummated December 31, 1996. The pro forma combined condensed statements of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997, give effect to all transactions as if all had been consummated at the beginning of each period.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated at the dates indicated, nor are they indicative of future financial position or operating results.

              LONE STAR INTERNATIONAL ENERGY, INC. AND SUBSIDIARY
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                          Lone Star      Northridge     Pro Forma
                                            Actual         Actual      Adjustments       Pro Forma
                                        -------------  -------------  ------------       ---------
REVENUES
  Oil and gas revenues                  $     244,540  $     231,547  $                $     476,087
  Operating income                             41,400                                         41,400
                                        -------------  -------------  -------------    -------------

         Total revenue                        285,940        231,547                         517,487

EXPENSES
  Production expenses                         242,745        339,089       (109,152)(1)      472,682
  Depreciation, depletion and
  amortization                                 66,026                        62,518(2)       128,544
  General and administrative
  expenses                                    186,978                                        186,978
                                        -------------  -------------  -------------    -------------

         Total expenses                       495,749        338,999        (46,634)         788,204

Operating income (loss)                      (209,809)      (107,452)        46,634         (270,717)

OTHER INCOME (EXPENSES)
  Other income                                    920                                            920
  Interest expense                            (31,947)                                       (31,947)
                                        -------------  -------------  -------------    -------------

         Other income (expense), net          (31,027)                                       (31,027)

Net income (loss) before income taxes        (240,836)      (107,452)        46,634         (301,744)

Provision (benefit) for income taxes
                                        -------------  -------------  -------------    -------------

Net income (loss)                       $    (240,836)  $   (107,452)  $     46,634    $    (301,744)
                                        =============  =============  =============    =============

Net income (loss) per common share      $     (0.0305)                                 $     (0.0335)
                                        =============                                  =============

Weighted average shares outstanding         7,888,000                                      8,988,000





Pro Forma Adjustments - Pro Forma Combined Condensed Statements of Operations -

(1) Pro forma entry to decrease lease operating expenses to better reflect the operational costs that would have been incurred by Lone Star.
(2) Pro forma entry to adjust actual depreciation and depletion expense on oil and gas properties for the acquired interests to the depreciation and depletion expense calculated on a consolidated basis.

              LONE STAR INTERNATIONAL ENERGY, INC. AND SUBSIDIARY
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997
                                  (UNAUDITED)

                                          Lone Star      Northridge     Pro Forma
                                            Actual         Actual      Adjustments       Pro Forma
                                        -------------  -------------  ------------       -----------
REVENUES
  Oil and gas revenues                  $      55,177  $      50,615  $                $     105,762
  Operating income                              7,000                                          7,000
                                        -------------  -------------  -------------    -------------

         Total revenue                         62,147         50,615                         112,762

EXPENSES
  Production expenses                          22,377         74,123        (55,898)(1)       40,602
  Depreciation, depletion and
  amortization                                 14,147                        12,984 (2)       27,131
  General and administrative
  expenses                                    513,338                                        513,338
                                        -------------  -------------  -------------    -------------

         Total expenses                       549,862         74,123        (42,914)         581,071

Operating income (loss)                      (487,715)       (23,508)        42,914         (468,309)

OTHER INCOME (EXPENSES)
  Other income                                     11                                             11
  Interest expense
                                        -------------  -------------  -------------    -------------

         Other income (expense), net               11                                             11

Net income (loss) before income taxes        (487,704)       (23,508)        42,914         (468,298)

Provision (benefit) for income taxes
                                        -------------  -------------  -------------    -------------

Net income (loss)                       $    (487,704)  $    (23,508)  $     42,914    $    (468,298)
                                        =============  =============  =============    =============

Net income (loss) per common share      $     (0.0473)                                  $    (0.0410)
                                        =============                                  =============

Weighted average shares outstanding        10,309,375                                     11,409,375


Pro Forma Adjustments - Pro Forma Combined Condensed Statements of Operations -

(1) Pro forma entry to decrease lease operating expenses to better reflect the operational costs that would have been incurred by Lone Star.
(2) Pro forma entry to adjust actual depreciation and depletion expense on oil and gas properties for the acquired interests to the depreciation and depletion expense calculated on a consolidated basis.

              LONE STAR INTERNATIONAL ENERGY, INC. AND SUBSIDIARY
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                                        Pro Forma
                                                                       Adjustments
                                                         Lone Star     Northridge
                                                           Actual      Properties        Pro Forma
                                                       -------------  -------------    -------------
    ASSETS
Current assets                                         $     392,568  $                $     392,568
Property and equipment, net                                1,545,753      3,025,000(1)     4,570,753
Other assets                                                     525                             525
                                                       -------------  -------------    -------------

    Total assets                                       $   1,938,846  $   3,025,000    $   4,963,846
                                                       =============  =============    =============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                    $     943,960  $                $     943,960
Stockholders' equity                                         994,886      3,025,000(1)     4,019,886
                                                       -------------  -------------    -------------

    Total liabilities and stockholders' equity         $   1,938,846  $   3,025,000    $   4,963,846
                                                       =============  =============    =============



Pro Forma Adjustments - Pro Forma Combined Condensed Balance Sheet -

(1) Pro forma entry to record, as of March 31, 1997, the acquisition of the Northridge properties in exchange for 1,100,000 shares of Lone Star common stock. Lone Star has valued these shares Lone Star common stock to be issued at $3,025,000.

(b)          Exhibits
10.1 Purchase and Sale Agreement Between Northridge Oil Company and Lone Star International Energy, Inc. (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23, 1997 and incorporated herein by reference.)

10.2 Purchase and Sale Agreement Between Northridge LLC and Lone Star International Energy, Inc. (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23, 1997 and incorporated herein by reference.)

10.3 Purchase and Sale Agreement Between Oil Fund 100 LLC and Lone Star International Energy, Inc. (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23, 1997 and incorporated herein by reference.)



SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

LONE STAR INTERNATIONAL ENERGY, INC.
(Registrant)

Date:            July 18, 1997          /s/ C. E. Justice
                                        President (principal executive officer)

Date:            July 18, 1997          /s/ Michael D. Herrington
                                        Chief Financial Officer, Treasurer
                                        (principal accounting officer)

INDEX TO EXHIBITS

  EXHIBIT
    NO.                               DESCRIPTION
-----------                           -----------
10.1         Purchase and Sale Agreement between Northridge Oil Company and
             Lone Star International Energy, Inc.  (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23,
             1997 and incorporated herein by reference.)
10.2         Purchase and Sale Agreement between Northridge LLC and Lone Star
             International Energy, Inc. (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23, 1997 and incorporated herein by reference.)
10.3         Purchase and Sale Agreement Between Oil Fund 100 LLC and Lone Star
             International Energy, Inc. (Previously filed as the same exhibit number with the Company's Form 8-K dated April 23, 1997 and incorporated herein by reference.)